                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                      Date of Report:  September 29, 1995
                                       ------------------
                       (Date of earliest event reported)



                             HELLER FINANCIAL, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                  1-6157                         36-1208070
                  ------                         ----------
         (Commission File Number)    (IRS Employer Identification Number)


        500 West Monroe Street, Chicago, Illinois             60661
        -----------------------------------------             -----
         (Address of principal executive offices)          (Zip Code)


                                 (312) 441-7000
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 5.    OTHER EVENTS
-------    ------------

Effective September 29, 1995, Heller Financial, Inc. (the "Company") appointed Shawmut Bank Connecticut, National Association ("Shawmut"), as successor Trustee to The First National Bank of Boston ("Bank of Boston"), for Senior Securities and Junior Subordinated Securities issued under the Company's Registration Statement No. 33-58716, which was initially filed on February 25, 1993.
Shawmut, as successor Trustee, also became successor Paying Agent and Securities Registrar for those senior securities issued under Registration Statement No. 33-58716 for which Bank of Boston had served as Paying Agent and Securities Registrar.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
-------  ---------------------------------

(c)  Exhibits

4(a) First Supplemental Indenture for Senior Securities between Heller
     Financial, Inc. and Shawmut Bank Connecticut, National Association dated September 29, 1995

4(b) First Supplemental Indenture for Junior Subordinated Securities between
     Heller Financial, Inc. and Shawmut Bank Connecticut, National Association dated September 29, 1995


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 2, 1995
       ---------------

                                   HELLER FINANCIAL, INC.


                                   By:   RICHARD J. ALMEIDA
                                         ------------------
                                         Richard J. Almeida
                                         Title: Executive Vice President and
                                         Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit                                                           Sequentially
Number                                                            Numbered Pages
-------                                                           --------------

4(a)     First Supplemental Indenture for Senior Securities             4-9
         between Heller Financial, Inc. and Shawmut Bank
         Connecticut, National Association dated September
         29, 1995

4(b)     First Supplemental Indenture for Junior Subordinated          10-15
         Securities between Heller Financial, Inc. and
         Shawmut Bank Connecticut, National Association dated
         September 29, 1995